EXHIBIT 99.3
                                 ------------

                       The Certificate Swap Confirmation


                                LEHMAN BROTHERS


                                  Transaction

Date:             29 September 2006

To:               Countrywide Home Loans, Inc.
                  Attention:   Documentation Unit


From:             Lehman Brothers Special Financing Inc.
                  Confirmations Group - Kathy Tsang
                  Facsimile:   (+1) 646-885-9551 (United States of America)
                  Telephone:   (+1) 212-526-9080

Ref. Numbers:     Risk ID: 1312739L / Effort ID: N1069954 / Global Deal ID:
                  2676695


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Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction".

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.





                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:


   General Terms:

        Trade Date:                       25 September, 2006

        Effective Date:                   29 September, 2006

        Termination Date:                 25 September, 2011

                                          For purposes of the final Calculation
                                          Period on the Floating Amounts,
                                          Termination Date will be subject to
                                          adjustment in accordance with the
                                          Following Business Day Convention,
                                          and for purposes of the final
                                          Calculation Period on the Fixed
                                          Amounts, Termination Date will be
                                          subject to No Adjustment.

        Notional Amount:                  With respect to each Calculation
                                          Period, the lesser of (i) the
                                          Notional Amount as set forth in
                                          Appendix A attached hereto and (ii)
                                          the aggregate Principal Balance of
                                          the Reference Assets on or about the
                                          15th calendar day of each month,
                                          commencing in the month of October
                                          2006.

        Referenced Assets:                CWALT, Inc. Alternative Loan Trust,
                                          Series 2006-OC8, Class 1-A-1 (Cusip:
                                          232434AA8), Class 1-A-2 (Cusip:
                                          232434AU4), Class 1-A-3 (Cusip:
                                          232434AV2, Class 2-A-1A (Cusip:
                                          232434AB6), Class 2-A-1B (Cusip:
                                          232434AW0), Class 2-A-1C (Cusip:
                                          232434AX8), Class: 2-A-1D (Cusip:
                                          232434AY6), Class 2-A-1E (Cusip:
                                          232434AZ3), Class 2-A-2A (Cusip:
                                          232434AC4), Class 2-A-2B (Cusip:
                                          232434AD2), Class 2-A-2C (Cusip:
                                          232434AT7), Class 2-A-3 (Cusip:
                                          232434AE0), Class M-1 (Cusip:
                                          232434AF7), Class M-2 (Cusip:
                                          232434AG5), Class M-3 (Cusip:
                                          232434AH3), Class M-4 (Cusip:
                                          232434AJ9), Class M-5 (Cusip:
                                          232434AK6), Class M-6 (Cusip:
                                          232434AL4), Class M-7 (Cusip:
                                          232434AM2), Class M-8 (Cusip:
                                          232434AN0), Class M-9 (Cusip:
                                          232434AP5).

         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695

        Principal Balance:                As reported on Bloomberg Financial
                                          Services, Inc. ("Bloomberg"): by
                                          entering the Cusip, (Mtge), type
                                          "pdi4", (Go). If Bloomberg fails to
                                          publish the aggregate Principal
                                          Balance of the Referenced Assets or
                                          the parties fail to agree on the
                                          aggregate Principal Balance of the
                                          Referenced Assets for any
                                          Calculation Period, the aggregate
                                          Principal Balance of the Referenced
                                          Assets shall be determined by the
                                          Calculation Agent pursuant to the
                                          Pooling and Servicing Agreement,
                                          dated as of 01 September, 2006, by
                                          and among CWALT, Inc. as depositor,
                                          Countrywide Home Loans, Inc. as a
                                          seller, Park Granada LLC, as a
                                          seller, Park Monaco Inc. as a
                                          seller, Park Sienna LLC, as a
                                          seller, Countrywide Home Loans
                                          Servicing LP, as master servicer and
                                          The Bank of New York , as trustee.

   Floating Amounts:

        Floating Amount Payer:            Party A

        Floating Amount Payer Period      The 25th calendar day of each month,
        End Dates:                        from and including 25 October, 2006
                                          to and including the Termination
                                          Date, subject to adjustment in
                                          accordance with the Following
                                          Business Day Convention.

        Floating Amount Payer Payment     One (1) Business Day prior to each
        Dates:                            Floating Amount Payer Period End Date.

        Floating Rate Option:             USD-LIBOR-BBA

        Designated Maturity:              1 month

        Spread:                           Inapplicable

        Floating Rate Day Count Fraction: Actual/360

        Reset Dates:                      The first day of each Calculation
                                          Period

   Fixed Amounts:

        Fixed Amount Payer:               Party B

        Fixed Amount Payer Period         The 25th calendar day of each month,
        End Dates:                        from and including 25 October, 2006
                                          to and including the Termination Date,
                                          with No Adjustment of Period End
                                          Dates.

        Fixed Amount Payer Payment Dates: The 25th calendar day of each month, from and including 25 October, 2006
                                          to and including the Termination Date,
                                          subject to adjustment in accordance
                                          with the Following Business Day
                                          Convention.

        Fixed Rate:                       5.30% per annum

        Fixed Rate Day Count Fraction:    30/360


         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695

   Business Days:                         New York

   Additional Payment:                    Party A shall pay Party B the sum of
                                          USD 5,800,000.00 on the Effective
                                          Date subject to adjustment in
                                          accordance with the Following
                                          Business Day Convention.

   Additional Provision:

        Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

                                   Where,

                                   Net Payment Amount shall mean, for a
                                   Calculation Period, the excess of the
                                   larger aggregate amount payable and
                                   currently owed by one party over the
                                   smaller aggregate amount payable and
                                   currently owed by the other party.


   Miscellaneous:

        Calculation Agent:                As stated in the Agreement.

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

   Account Details:

        Account Details of Party A:       JPMorgan Chase Bank, New York
                                          ABA #: 021000021
                                          A/C of Lehman Brothers Special
                                          Financing Inc.
                                          A/C # 066-143-543

        Account Details of Party B:       To be provided






         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                          Accepted and agreed to:

Lehman Brothers Special Financing Inc.    Countrywide Home Loans, Inc.



/s/ Anatoly Kozlov                        By:  /s/ Brad Coburn
                                             --------------------------
                                          Name:
                                          Title:













         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695

                                  Appendix A





      *Calculation Periods      *Calculation Periods          Notional Amount
       from and including       up to but excluding                (USD)
                  9/29/2006                10/25/2006          1,020,976,393.67
                 10/25/2006                11/25/2006          1,011,752,334.13
                 11/25/2006                12/25/2006          1,000,763,877.89
                 12/25/2006                 1/25/2007            987,270,593.65
                  1/25/2007                 2/25/2007            972,093,080.51
                  2/25/2007                 3/25/2007            955,278,873.95
                  3/25/2007                 4/25/2007            936,874,070.93
                  4/25/2007                 5/25/2007            917,223,617.30
                  5/25/2007                 6/25/2007            896,106,140.13
                  6/25/2007                 7/25/2007            873,594,996.05
                  7/25/2007                 8/25/2007            849,882,083.48
                  8/25/2007                 9/25/2007            824,974,567.91
                  9/25/2007                10/25/2007            798,926,432.11
                 10/25/2007                11/25/2007            772,595,196.01
                 11/25/2007                12/25/2007            745,383,298.14
                 12/25/2007                 1/25/2008            718,889,866.61
                  1/25/2008                 2/25/2008            693,097,157.81
                  2/25/2008                 3/25/2008            667,496,227.87
                  3/25/2008                 4/25/2008            642,158,960.07
                  4/25/2008                 5/25/2008            617,459,527.22
                  5/25/2008                 6/25/2008            593,392,251.13
                  6/25/2008                 7/25/2008            570,259,444.30
                  7/25/2008                 8/25/2008            548,022,044.85
                  8/25/2008                 9/25/2008            520,649,540.65
                  9/25/2008                10/25/2008            494,809,403.45
                 10/25/2008                11/25/2008            470,405,671.88
                 11/25/2008                12/25/2008            447,348,947.55
                 12/25/2008                 1/25/2009            425,555,919.47
                  1/25/2009                 2/25/2009            404,950,761.55
                  2/25/2009                 3/25/2009            388,408,096.27
                  3/25/2009                 4/25/2009            372,543,211.17
                  4/25/2009                 5/25/2009            357,328,247.08
                  5/25/2009                 6/25/2009            342,736,431.88
                  6/25/2009                 7/25/2009            328,742,134.58
                  7/25/2009                 8/25/2009            315,320,943.18
                  8/25/2009                 9/25/2009            301,366,132.39
                  9/25/2009                10/25/2009            288,065,374.48
                 10/25/2009                11/25/2009            275,385,416.28
                 11/25/2009                12/25/2009            263,294,869.54
                 12/25/2009                 1/25/2010            251,764,095.51
                  1/25/2010                 2/25/2010            240,765,139.17
                  2/25/2010                 3/25/2010            230,808,251.87
                  3/25/2010                 4/25/2010            221,264,576.94
                  4/25/2010                 5/25/2010            212,116,886.35


         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695

                  5/25/2010                 6/25/2010            203,348,665.68
                  6/25/2010                 7/25/2010            194,947,094.43
                  7/25/2010                 8/25/2010            186,893,754.73
                  8/25/2010                 9/25/2010            179,174,340.78
                  9/25/2010                10/25/2010            171,774,747.23
                 10/25/2010                11/25/2010            164,681,663.44
                 11/25/2010                12/25/2010            157,882,335.92
                 12/25/2010                 1/25/2011            151,364,544.85
                  1/25/2011                 2/25/2011            145,116,581.62
                  2/25/2011                 3/25/2011            139,127,227.29
                  3/25/2011                 4/25/2011            133,385,731.97
                  4/25/2011                 5/25/2011            127,882,699.51
                  5/25/2011                 6/25/2011            122,607,275.63
                  6/25/2011                 7/25/2011            117,550,007.75
                  7/25/2011                 8/25/2011            112,679,268.32
                  8/25/2011                 9/25/2011            108,011,608.93



          *with respect to each Fixed Amount Payer Period End Date, all such dates are subject to no adjustment, and with respect to each Floating Amount Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention.






         Risk ID: 1312739L/Effort ID: 1069954/Global Deal ID: 2676695